                                                                 EXHIBIT 10.38

      THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                         THE LIGHTSPAN PARTNERSHIP, INC.

                        WARRANT TO PURCHASE COMMON STOCK

                                 750,000 SHARES

                                                                JANUARY __, 2000

      THIS CERTIFIES THAT, for value received, COX COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, with its principal office at _____ ("COX"), or assigns (the "HOLDER"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from THE LIGHTSPAN PARTNERSHIP, INC., a California corporation, with its principal office at 10140 Campus Point Drive, San Diego, CA 92121 ("LIGHTSPAN" or the "CORPORATION") up to 750,000 (on a post-split basis, assuming the Reverse Stock Split, defined below) shares of the common stock of the Corporation (the "COMMON STOCK").

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

      (a) "EXERCISE PERIOD" shall mean, as to particular Exercise Shares, the period beginning on the date such Exercise Shares become exercisable pursuant to
Section 2(c), and ending on the date 18 months from the date of the closing of the IPO (defined below).

      (b) "EXERCISE PRICE" shall initially mean $10.00 per share (on a post-split basis, assuming the Reverse Stock Split, defined below), subject to adjustment pursuant to Section 6 hereof.

      (c) "EXERCISE SHARES" shall mean the shares of the Corporation's Common Stock issuable upon exercise of this Warrant.

      (d) "IPO" shall mean a firmly underwritten initial public offering of Lightspan's Common Stock.

2. EXERCISE OF WARRANT.

      (a) GENERAL. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period to the extent exercisable by delivery of the following to the Corporation at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):


                                       1.

            (i)   An executed Notice of Exercise in the form attached hereto;

            (ii) payment of the Exercise Price in cash, by check or wire transfer, or other immediately available funds acceptable to the Corporation; and

            (iii) this Warrant.

      Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

      The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

      (b) NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Corporation's Common Stock is greater than the Exercise Price (at the date of exercise), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Corporation together with the properly endorsed Notice of Exercise in which event the Corporation shall issue to the Holder a number of shares of Common Stock computed on the date of such exercise using the following formula;

      X = Y (A-B)
          -------
             A

      Where X = the number of shares of Common Stock to be issued to the Holder

            Y = The number of shares underlying the Warrant as to which the
                Warrant is being exercised.

            A = the fair market value of one share of the Corporation's
                Common Stock (at the date of such exercise)

            B = Exercise Price (as adjusted to the date of such exercise)

      For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined as follows:

            (i) If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market


                                       2.

System (the "National Market System") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the average of the last reported sale prices of the Common Stock on such exchange or on the National Market System on the last ten (10) trading days (or all such trading days such Common Stock has been traded if fewer than 10 trading days) before the effective date of exercise of the Conversion Right or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System;

            (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the average of the means of the last bid and asked prices reported on the last ten (10) trading days (or all such trading days such Common Stock has been traded if fewer than 10 trading days) before the date of the election (1) by the NASDAQ or (2) if reports are unavailable under clause (1) above, by the National Quotation Bureau Incorporated; and

            (iii) If the Common Stock is not so listed or admitted to listed trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Corporation could obtain from a willing buyer for shares sold by the Corporation from authorized but unissued shares, as such price shall be determined by mutual agreement of the Corporation and the holder of this Warrant.

      (c) REVERSE STOCK SPLIT; EXERCISABILITY AND VESTING.

            (i) This Warrant assumes the occurrence of a 1-for-2 reverse stock split (the "Reverse Stock Split") of the Common Stock prior to the time any Exercise Shares become exercisable. Consequently, if the Reverse Stock Split does not occur, the number of Exercise Shares and the Exercise Price shall be 1,500,000 and $5.00, subject to further adjustment pursuant to Section 6 hereof; and in the event a stock split or reverse stock split occurs but at other than a 1:2 ratio (reverse split), then the number of Exercise Shares and the Exercise Price shall be appropriately fixed consistent with Section 6, subject to further adjustment pursuant to Section 6.

            (ii) The Exercise Shares shall vest, and the Warrant shall be exercisable for such Exercise Shares, only if the IPO occurs and upon the occurrence of the conditions as set forth in the vesting schedule in Exhibit A ("VESTING SCHEDULE"). Each of Cox and Lightspan understands and agrees that the respective rights and obligations of Cox and Lightspan as to the arrangement described in the Vesting Schedule remain to be defined in the agreement referred to therein (the terms and provisions of which will be subject to approval by Cox and Lightspan). Holder and the Corporation acknowledge that neither party is bound or obligated by this Warrant to enter into any Trial Agreement except as provided in Section 4 hereto.

3. COVENANTS OF THE CORPORATION.

      (a) COVENANTS AS TO EXERCISE SHARES. The Corporation covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free


                                       3.

from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

      (b) NO IMPAIRMENT. Except and to the extent as waived or consented to by the Holder, the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

      (c) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4. COVENANTS OF THE CORPORATION AND COX.

      (a) NEGOTIATION OF TRIAL AGREEMENT. Each of Lightspan and Cox shall use good faith efforts to negotiate and enter into, on or before January __, 2001, a written agreement requiring Cox to undertake and complete a one-school trial (involving at least 300 students) involving Lightspan Achieve Now and Lightspan.com products (a "Trial") in a school within a geographic area appropriately serviced by Cox and specifying, among other things, the scope, intended objectives, timing and duration of the trial, the Lightspan products to be used, and the remedies available to each party in case of non-performance thereunder (the "TRIAL AGREEMENT"). Holder and the Corporation acknowledge that neither party is bound or obligated by this Warrant to enter into any Trial Agreement other than the good faith standard described above.

      (b) HART-SCOTT-RODINO. As soon as practicable after the date hereof, the Corporation and the Holder shall prepare and file the appropriate notifications, if any, as may be required to be filed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (the "HSR ACT") with respect to this Warrant and the transactions contemplated hereby, and after consultation with the Corporation, the Investor and the Corporation shall promptly make any additional filing required to be made under the HSR Act and promptly furnish the appropriate governmental body such additional information as may be requested under the HSR Act. All fees and expenses incurred by either the Holder or the Corporation in connection with this section shall be paid by the Holder.


                                       4.

5. REPRESENTATIONS OF HOLDER.

      (a) ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof in violation of any applicable securities laws. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

      (b) SECURITIES ARE NOT REGISTERED.

            (i) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "ACT") on the basis that no distribution or public offering of the stock of the Corporation is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

            (ii) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

      (c) DISPOSITION OF WARRANT AND EXERCISE SHARES.

            (i) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

                  (1) The Corporation shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                  (2) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                  (3) The Holder shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Corporation, the Holder shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.


                                       5.

            (ii) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend(s):

                  (1) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE CORPORATION) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

                  (2) any other legend reasonably determined by the corporation.

            (iii) The Holder hereby agrees not to sell or otherwise transfer or dispose of all or any part of this Warrant or the Exercise Shares during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Corporation filed under the Act. Holder further agrees that the Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period. Notwithstanding the above, if permitted in writing by the underwriters, the Holder may transfer such shares to any corporation or other entity which controls, is controlled by, or is under common control with the Holder, all as defined in the following sentence. A corporation or other entity will be regarded as in control of another corporation or entity if it owns or directly or indirectly controls 100% of the voting securities or other ownership interest of the other corporation or entity.

6. ADJUSTMENT OF EXERCISE SHARES AND EXERCISE PRICE. The number of Exercise Shares and the Exercise Price stated in this Warrant assume the Reverse Stock Split. Neither the number of Exercise Shares nor the Exercise Price shall be adjusted as a result of the Reverse Stock Split (but adjustments shall be made if the Reverse Stock Split does not occur or if a stock split or reverse stock split is effected at other than a 1:2 ratio (reverse split), as described in
Section 2(c)). In the event of changes in the outstanding Common Stock of the Corporation other than the Reverse Stock Split, whether by reason of conversion, stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, whether in a merger or otherwise, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number or class of Exercise Shares subject to this Warrant.

7. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation,


                                       6.

the exercise would result in the issuance of a fractional share, the Corporation shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

8. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation.

9. TRANSFER OF WARRANT. This Warrant and all rights hereunder are transferable only with the written consent of the Corporation, which consent shall not be unreasonably withheld; provided, however, that the Holder may transfer this Warrant to an affiliate of the Holder without such consent on the condition that the transferee agrees to be bound by all of the restrictions contained herein; provided further that in all events Cox shall remain obligated pursuant to
Section 4 hereof, and vesting shall be determined thereby, no matter who is the Holder, unless otherwise agreed by Lightspan and Cox.

10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Corporation, to The Lightspan Partnership, Inc., Attention: President, at the address shown on the first page hereof and (b) if to the Holder, to President, at the address shown on the first page hereof, or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail.

12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.


                                       7.

      IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer as of January __, 2000.

                                       THE LIGHTSPAN PARTNERSHIP, INC.

                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------


                                       COX ________________

                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------


                                       8.

                               NOTICE OF EXERCISE

TO: THE LIGHTSPAN PARTNERSHIP, INC.

      (1) [ ] The undersigned hereby elects to purchase ________ shareS of the Common Stock of The Lightspan Partnership, Inc. (the "CORPORATION") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          [ ] The undersigned hereby elects to purchase ________ shareS of the Common Stock of The Lightspan Partnership, Inc. (the "CORPORATION") pursuant to the terms of the net exercise provisions set forth in Section 2(b) of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

      (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                         -------------------------------
                                     (Name)

                         -------------------------------

                         -------------------------------
                                    (Address)

      (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares except in compliance with all applicable securities laws; (ii) the undersigned is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision regarding its investment in the Corporation; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Corporation with an opinion of counsel satisfactory to the Corporation, stating that such registration is not required.


-----------------------                -----------------------------------------
(Date)                                 (Signature)

                                       -----------------------------------------
                                       (Print name)

                                 ASSIGNMENT FORM

             (To assign the foregoing Warrant, execute this form and
              supply required information. Do not use this form to purchase shares.)


      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
         -----------------------------------------------------------------------
                                 (Please Print)

Address:
         -----------------------------------------------------------------------
                                 (Please Print)

      Dated:
                --------------------------------

      Holder's
      Signature:
                --------------------------------

      Holder's
      Address:
                --------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                    EXHIBIT A

      100% of the Exercise Shares shall vest upon either of the following dates:

      (a) the date that Cox and Lightspan enter into the Trial Agreement; provided that, such date is on or before January __, 2001 and that prior to such date each of the following conditions shall have been satisfied:

            (i) The waiting period applicable to the exercise of the Warrant under the HSR Act shall have expired or been terminated; and

            (ii) Cox shall have negotiated and entered into the Trial Agreement in good faith in compliance with Section 4 of the Warrant; it being agreed by the parties that Cox would not be deemed to be acting in good faith if Cox agrees to terms in the Trial Agreement that, given Cox's technology and infrastructure position and other facts and circumstances, are not reasonably expected to be able to be performed by Cox in a timely manner consistent with industry standards.

            OR

      (b) On January __, 2001 if the IPO and the reincorporation of Lightspan into the State of Delaware shall have occurred and the waiting period applicable to the exercise of the Warrant under the HSR Act shall have expired or been terminated and Lightspan and Cox have not entered into the Trial Agreement because Cox reasonably determines that it cannot conduct a Trial in a manner acceptable to the parties due to the fact that delays or other problems with the development and production of Lightspan's products have resulted in Lightspan's products not being suitable for such a Trial.